                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 10, 1998


                             FIRSTMERIT CORPORATION
             (Exact name of registrant as specified in its charter)


         OHIO                                   0-10161                      34-1339938
(State or other jurisdiction of               (Commission              (IRS employer identification
incorporation or organization)                file number)              number)


  III CASCADE PLAZA, 7TH FLOOR                AKRON, OHIO  44308             (330) 384-8000
(Address of Principal Executive Offices)      (Zip Code)                  (Telephone Number)





                                    Copy to:

                                 KEVIN C. O'NEIL
                                BROUSE & MCDOWELL
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 434-5207
                            E-Mail: KONeil@Brouse.Com





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ITEM 5. OTHER EVENTS.

        The following amends and restates the description of FirstMerit Corporation's common and preferred stock:

DESCRIPTION OF FIRSTMERIT CORPORATION CAPITAL STOCK

FIRSTMERIT COMMON SHARES

        The FirstMerit Corporation Amended and Restated Articles of Incorporation, as amended ("FirstMerit Articles"), has authorized for issuance 160,000,000 shares of FirstMerit common stock, without par value ("Common Stock"). These shares may be issued and sold without further shareholder action provided that the issuance and sale is made in compliance with the FirstMerit Articles and the FirstMerit Amended and Restated Code of Regulations ("FirstMerit Regulations") (collectively, the "FirstMerit Corporate Governance Documents") and the Ohio General Corporation Laws ("OGCL"). Each share of Common Stock is accompanied by one FirstMerit Right (defined below) pursuant to the FirstMerit Rights Agreement (defined below).

        Each share of Common Stock is entitled to (a) dividends when and as declared by the directors, but after payment of dividends to any FirstMerit preferred stock that may hereafter be issued, (b) to one vote per share on each matter properly submitted to shareholders for their vote, and (c) to participate ratably in the net assets of FirstMerit in the event of liquidation, after any FirstMerit preferred stock that may hereafter be issued.

        Holders of Common Stock have no preemptive rights for the purchase of additional shares of any class of FirstMerit capital stock, nor do they have the right to cumulate their voting power.

FIRSTMERIT PREFERRED STOCK

        The FirstMerit Articles has authorized 7,000,000 shares of preferred stock, without par value (" Preferred Stock"). FirstMerit has created a class of preferred stock entitled the "Series A Preferred Stock" and has currently designated 700,000 shares for issuance thereunder. The Series A Preferred Stock was created pursuant to the FirstMerit's Rights Agreement. The remaining 6,300,000 shares of Preferred Stock may be issued and sold without further shareholder action provided that the issuance and sale is made in compliance with the FirstMerit Corporate Governance Documents and the OGCL.

        Unless otherwise designated, the holders of Preferred Stock are entitled to one vote per share on matters on which they are entitled to vote, and the other terms thereof may be fixed by FirstMerit's Board of Directors, including dividend rate, liquidation price, redemption price, sinking fund provisions, conversion rights, and restrictions on issuance of shares of the same series or any other class or series as may be determined by the directors. Unless otherwise designated, as to dividend, redemption, and liquidation rights, each series of Preferred Stock will be senior to Common Stock.

TERMS OF  COMMON STOCK

        OVERVIEW

        FirstMerit is a corporation organized under Ohio law, and governed by the OGCL, the FirstMerit Corporate Governance Documents and the FirstMerit Rights Agreement. This summary is qualified in its entirety by reference to the OGCL, the FirstMerit Corporate Governance Documents and the FirstMerit Rights Agreement.



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        VOTING RIGHTS

                  CUMULATIVE VOTING AND PREEMPTIVE RIGHTS. Each holder of Common Stock has the right to cast one vote for each share owned on all matters submitted to a vote of shareholders. No holder of shares of Common Stock of FirstMerit is entitled to the right of cumulative voting in the election of directors. The FirstMerit Articles provide that no holder of shares of any class of capital stock of FirstMerit is entitled to preemptive rights.

                  DIRECTOR NOMINATIONS. Any shareholder of FirstMerit who determines to nominate a person for election as a director must deliver written notice to the Secretary of FirstMerit not later than (a) with respect to an election to be held at an Special Meeting of Shareholders for the election of directors, 90 days in advance of such meeting, and
        (b) with respect to such an election to be held at an Special Meeting of Shareholders, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders. The notice must set forth specific information regarding the nominating shareholder and nominee, and must be accompanied by a consent of the nominee to serve as a director if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with this procedure.

                  SPECIAL MEETINGS. A special meeting of the shareholders of FirstMerit can be called by the President, by the Board of Directors acting at a meeting, by a majority of the Board when not in a meeting, or by shareholder(s) owning one-half or more of the outstanding shares of Common Stock.

                  ACTION WITHOUT A MEETING. The OGCL law provides that any shareholder action to be taken by written consent without a meeting, must be done unanimously.

                  MERGERS, CONSOLIDATIONS, DISSOLUTIONS, COMBINATIONS, AND OTHER TRANSACTIONS. Subject to the provisions discussed in "Anti-Takeover Statutes" below, Ohio law requires a merger, consolidation, dissolution, disposition of all or substantially all of a corporation's assets, and a "majority share acquisition" or "combination" involving issuance of shares with one-sixth or more of the voting power of the corporation be adopted by the affirmative vote of the holders of shares entitled to exercise at least two-thirds of the voting power of the corporation on such proposal, unless the articles of incorporation specify a different proportion (but not less than a majority). Adoption by the affirmative vote of the holders of two-thirds of any class of shares, unless otherwise provided in the articles, may also be required if the rights of holders of that class are affected in certain respects by the merger or consolidation. Except for the "Fair Price and Supermajority Vote Provisions" discussed below, the FirstMerit Articles do not modify such voting requirements.

                  FAIR PRICE AND SUPERMAJORITY VOTE PROVISIONS. Article Seventh of the FirstMerit Articles requires that a merger or consolidation of FirstMerit into or with a corporation, person, or entity that is the beneficial owner of 10% or more of the issued and outstanding shares of a class of FirstMerit capital stock ("Interested Party"), or the sale, lease or other disposition of all or substantially all of the assets of FirstMerit to an Interested Party, requires the approval of 80% of the outstanding voting shares of each class of FirstMerit stock entitled to vote as a class. This supermajority vote requirement is waived in the event the transaction has been approved (i) by the Board of Directors prior to the time the Interested Party beneficially owns 10% or more of the outstanding capital stock of FirstMerit, or (ii) at any time before its consummation by two-thirds vote of the total members of the FirstMerit Board of Directors and a majority of the directors who either were appointed prior to the time the party beneficially owned four percent or more of an outstanding class of capital stock or were recommended to succeed such a director by a majority of such directors;


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        provided, that the transaction is structured in such a manner that the price to be paid by the Interested Party is fair to all shareholders of FirstMerit. A FirstMerit shareholder must receive a price equal to the highest price per share previously paid to a shareholder by the Interested Party for a share of FirstMerit capital stock of the same class. If that supermajority vote requirement is waived, the transaction may be approved by the holders of at least two-thirds of the outstanding capital stock.

        AMENDMENT TO CORPORATE GOVERNANCE DOCUMENTS

        The FirstMerit Articles presently require that two-thirds of the voting power of FirstMerit approve any amendment to the Articles, except that (i) with regard to FirstMerit's Series A Preferred Stock (no shares of which are presently issued or outstanding), any amendment to the FirstMerit Articles that would materially alter or change the powers, preferences, or special rights of such Series A Preferred Stock so as to affect them adversely would have to be approved by at least a majority vote of the holders of such shares, voting together as a single class, and (ii) with regard to Article Seventh of the FirstMerit Articles, certain business combinations require a vote of 80% of the voting power of FirstMerit, unless the amendment is approved by 75% of the Board and by a majority of the Continuing Directors, then by two-thirds of the voting power.

        Directors may not amend the code of regulations of an Ohio corporation. The Regulations of FirstMerit provide for amendment by shareholders holding a majority of the voting power at a meeting (although Ohio law requires that all amendments by written action of the shareholders without a meeting must be approved unanimously by the shareholders entitled to vote thereon). In addition, any amendments regarding the calling of special meetings of shareholders, classification of directors, nomination of or removal of directors, or amendment to the FirstMerit Regulations, must be approved by shareholders holding at least two-thirds of the voting power of FirstMerit.

        DIRECTORS

                  NUMBER; CLASSIFICATION. The FirstMerit Regulations presently provide that the number of directors shall not be greater than 24, divided into three classes. The shareholders of FirstMerit at the 1995 Special Meeting of Shareholders fixed the number of Directors at 18. The respective terms of the classes are staggered so that the term of one class expires each year, at which time members of that class are elected to a three-year term.

                  REMOVAL; VACANCY. The FirstMerit Regulations provide that FirstMerit's shareholders may remove a director for good cause by a vote of two-thirds of the capital stock entitled to vote for directors. The FirstMerit Regulations provide that vacancies in FirstMerit's Board of Directors, whether occurring by reason of a resignation or otherwise, may be filled by the FirstMerit Board acting by a vote of a majority of directors then in office, even if less than a quorum.

                  INDEMNIFICATION, INSURANCE AND LIMITATION OF DIRECTOR LIABILITY. Under Ohio law, Ohio corporations are authorized to indemnify directors, officers, employees, and agents within prescribed limits and must indemnify them under certain circumstances. Ohio law does not provide statutory authorization for a corporation to indemnify directors, officers, employees, and agents for settlements, fines, or judgments in the context of derivative suits. It provides, however, that directors (but not officers, employees, and agents) are entitled to mandatory advancement of expenses, including attorneys' fees, incurred in defending any action, including derivative actions, brought against the director, provided the director agrees to cooperate with the corporation concerning the matter and to repay the amount advanced if it is proved by clear and convincing evidence that his act or failure to act was done with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation's best interests.


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                  Ohio law does not authorize payment of expenses or judgments to a director, officer, employee, or agent after a finding of negligence or misconduct in a derivative suit absent a court order. Indemnification is required, however, to the extent such person succeeds on the merits. In all other cases, if a director, officer, employee, or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, indemnification is discretionary except as otherwise provided by a corporation's articles, code of regulations, or by contract and except with respect to the advancement of expenses of directors.

                  Under Ohio law, a director is not liable for monetary damages unless it is proved by clear and convincing evidence that his action or failure to act was undertaken with deliberate intent to cause injury to the corporation or with reckless disregard for the best interests of the corporation. There is, however, no comparable provision limiting the liability of officers, employees, or agents of a corporation. The statutory right to indemnification is not exclusive in Ohio, and Ohio corporations may, among other things, procure insurance for such persons.

                  The FirstMerit Articles provide that FirstMerit may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to any action, suit, or proceeding by reason of the fact that he is or was a director, officer, employee or agent of FirstMerit, or of any other corporation or organization for which he was serving as a director, officer, employee or agent at the request of FirstMerit.

                  FirstMerit has entered into Indemnification Agreements with each of its directors and executive officers and has acquired insurance for its obligations to provide indemnification to their officers and directors.

SHAREHOLDER RIGHTS PLAN

        Pursuant to the terms of the Amended and Restated FirstMerit Corporation Shareholder Rights Plan dated May 20, 1998 ("Rights Agreement"), between FirstMerit and FirstMerit Bank, as rights agent, a dividend of one preferred share purchase right (a "Right") for each outstanding share of Common Stock was declared by the FirstMerit Board of Directors. Each Right entitles its registered holder to purchase from FirstMerit, after the Distribution Date, one one-hundredth of a share of Series A Preferred Stock, no par value (the "Preferred Shares"), for $120 (the "Purchase Price"), subject to adjustment. The Rights will be evidenced by the Common Share certificates until the close of business on the earlier of the date (either, the "Distribution Date") which is
(i) the tenth business day (or such later date as the Board of Directors of FirstMerit may from time to time fix by reso lution adopted prior to the Distribution Date that would otherwise have occurred) after the date on which any Person (as defined in the Rights Agreement) commences a tender or exchange offer which, if consummated, would result in such Person's becoming an Acquiring Person, as defined below, or (ii) the tenth business day (or such earlier or later date as the Board of Directors of FirstMerit may from time to time fix by resolution adopted prior to the Flip-in Date (as defined below) that would otherwise have occurred) after the first date of public announcement by FirstMerit that such Person has become an Acquiring Person (the "Flip-in Date"); provided that if a tender or exchange offer referred to in clause (i) is canceled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase of any shares of stock pursuant thereto, such offer shall be deemed never to have been made.

        An Acquiring Person is any Person who is the Beneficial Owner (as defined in the Rights Agreement) of 10% or more of the outstanding Common Stock, provided, however, such term shall not include (i) FirstMerit, any wholly-owned subsidiary of FirstMerit or any employee stock ownership or other employee benefit plan of FirstMerit, (ii) any person who is the Beneficial Owner of 10% or more of the outstanding Common Stock as of the date of the Rights Agreement or who shall become the Beneficial Owner of 10% or more of the outstanding Common Stock solely as a result of an acquisition of Common Stock by FirstMerit, until such time as such Person acquires additional Common Stock, other than through a dividend or stock split, (iii) any Person who becomes an Acquiring Person without any plan or intent to seek or affect control of FirstMerit if such Person promptly divests sufficient securities such that such 10% or greater Beneficial Ownership ceases; or (iv) any Person who Beneficially Owns Common Stock consisting solely of (A) shares acquired pursuant to the grant or exercise of an option granted by FirstMerit in connection with



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


an agreement to merge with, or acquire, FirstMerit prior to a Flip-in Date, (B) shares owned by such Person and its Affiliates and Associates at the time of such grant, (C) shares, amounting to less than 1% of the outstanding Common Stock, acquired by Affiliates and Associates of such Person after the time of such grant and (D) shares which are held by such Person in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity, that are beneficially owned by third persons who are not Affiliates or Associates of such Person or acting together with such Person to hold shares, or which are held by such Person in respect of a debt previously contracted.

        The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Promptly following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of Common Stock at the Distribution Date.

        The Rights will not be exercisable until the Business Day (as defined in the Rights Agreement) following the Distribution Date. The Rights will expire on the earliest of (i) the Exchange Time (as defined below), (ii) the close of business on July 18, 2006, (iii) the date on which the Rights are redeemed as described below and (iv) upon certain mergers of FirstMerit with another corporation pursuant to an agreement entered into prior to a Flip-in Date (in any such case, the "Final Expiration Date").

        In the event that prior to the Expiration Time a Flip-in Date occurs, each Right (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights shall become void) shall constitute the right to purchase from FirstMerit, upon the exercise thereof in accordance with the terms of the Rights Agreement, that number of Common Stock of FirstMerit having an aggregate Market Price (as defined in the Rights Agreement), on the date of the public announcement of an Acquiring Person's becoming such (the "Stock Acquisition Date") that gave rise to the Flip-in Date, equal to twice the Purchase Price for an amount in cash equal to the then current Purchase Price. In addition, the Board of Directors of FirstMerit may, at its option, at any time after a Flip-in Date and prior to the time an Acquiring Person becomes the Beneficial Owner of more than 50% of the outstanding Common Stock, elect to exchange all (but not less than all) the then outstanding Rights (other than Rights Beneficially Owned by the Acquiring Person or any affiliate or associate thereof, which Rights become void) for Common Stock at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of the Distribution Date (the "Exchange Ratio"). Immediately upon such action by the Board of Directors (the "Exchange Time"), the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive a number of Common Stock equal to the Exchange Ratio.

        Whenever FirstMerit shall become obligated under the preceding paragraph to issue Common Stock upon exercise of or in exchange for Rights, FirstMerit, at its option, may substitute therefor shares of Preferred Stock, at a ratio of one one-hundredth of a share of Preferred Stock for each Common Share so issuable.

        In the event that prior to the Final Expiration Date FirstMerit enters into, consummates or permits to occur a transaction or series of transactions after the time an Acquiring Person has become such in which, directly or indirectly, (i) FirstMerit shall consolidate or merge or participate in a binding share exchange with any other Person if, at the time of the consolidation, merger or share exchange or at the time FirstMerit enters into an agreement with respect to such consolidation, merger or share exchange, the Acquiring Person Controls the Board of Directors of FirstMerit (as defined in the Rights Agreement) and either (A) any term of or arrangement concerning the treatment of shares of capital stock in such merger, consolidation or share exchange relating to the Acquiring Person is not identical to the terms and arrangements relating to other holders of Common Stock or (B) the Person with whom the transaction or series of transactions occurs is the Acquiring Person or an Affiliate or Associate of the Acquiring Person or (ii) FirstMerit shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (A) aggregating more than 50% of the assets (measured by either book value or fair market value) or (B) generating more than 50% of the operating income or cash flow, of FirstMerit and its subsidiaries (taken as a whole) to any other Person (other than FirstMerit or one or more of its wholly-owned subsidiaries) or to two or more such Persons which are affiliated or otherwise acting in concert, if, at the time such sale or transfer of assets or at the time FirstMerit (or any such subsidiary) enters into an agreement with respect to such sale or transfer, the Acquiring



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Person Controls the Board of Directors of FirstMerit (a "Flip-over Transaction or Event"), FirstMerit shall take such action as shall be necessary to ensure, and shall not enter into, consummate or permit to occur such Flip-over Transaction or Event until it shall have entered into a supplemental agreement with the Person engaging in such Flip-over Transaction or Event or the parent corporation thereof (the "Flip-over Entity"), for the benefit of the holders of the Rights, providing, that upon consummation or occurrence of the Flip-over Transaction or Event (i) each Right shall thereafter constitute the right to purchase from the Flip- over Entity, upon exercise thereof in accordance with the terms of the Rights Agreement, that number of shares of common stock of the Flip-over Entity having an aggregate Market Price on the date of consummation or occurrence of such Flip-over Transaction or Event equal to twice the Exercise Price for an amount in cash equal to the then current Exercise Price and (ii) the Flip-over Entity shall thereafter be liable for, and shall assume, by virtue of such Flip-over Transaction or Event and such supplemental agreement, all the obligations and duties of FirstMerit pursuant to the Rights Agreement. For purposes of the foregoing description, the term "Acquiring Person" shall include any Acquiring Person and its Affiliates and Associates counted together as a single Person.

        The Board of Directors of FirstMerit may, at its option, at any time prior to the close of business on the Flip- in Date, redeem all (but not less than all) the then outstanding Rights at a price of $.01 per Right (the "Redemption Price"), as provided in the Rights Agreement. Immediately upon the action of the Board of Directors of FirstMerit electing to redeem the Rights, without any further action and without any notice, the right to exercise the Rights will terminate and each Right will thereafter represent only the right to receive the Redemption Price in cash for each Right so held.

        The holders of Rights will, solely by reason of their ownership of Rights, have no rights as shareholders of FirstMerit, including, without limitation, the right to vote or to receive dividends.

        A copy of Rights Agreement is included as an exhibit to the Amendment No. 2 to Form 8-A filed by FirstMerit with the Commission on June 22, 1998. The foregoing description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

ANTI-TAKEOVER STATUTES

        OHIO CONTROL SHARE ACQUISITION ACT. The Ohio Control Share Acquisition Act ("Acquisition Act") provides that certain notice and informational filings and special shareholder meeting and voting procedures must be followed prior to consummation of a proposed "control share acquisition," which is defined as any acquisition of an issuer's shares which would entitle the acquiror, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of such voting power: (a) one-fifth or more but less than one-third of such voting power; (b) one-third or more but less than a majority of such voting power; or (c) a majority or more of such voting power. Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if, at a duly convened special meeting of shareholders, the acquisition is approved by both a majority of the voting power of the issuer represented at the meeting and a majority of the voting power remaining after excluding the combined voting power of the "interested shares," being the shares held by the intended acquiror and the directors and officers of the issuer. In addition "interested shares" are defined to include those acquired by any person: (i) after the first date of public disclosure of the transaction and prior to the date of the company being acquired's meeting, provided such person has paid over $250,000 for such purchased shares or such purchased shares represents greater than .05% of the outstanding shares of the company being acquired, and (ii) that transfers such shares for valuable consideration after the record date established by the directors, if accompanied by the voting power.


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        The Acquisition Act may be made inapplicable to a company by its corporate governance documents. FirstMerit, by the requisite vote of its shareholders, has opted out of the Acquisition Act.

        OHIO MERGER MORATORIUM STATUTE. The Ohio Merger Moratorium Statute ("Merger Moratorium Act") provisions prohibit certain business combinations and transactions between an "issuing public corporation" and a beneficial owner of 10% or more of the shares of the corporation (an "interested shareholder") for at least three years after the interested shareholder attains 10% ownership, unless the board of directors of the issuing public corporation approves the transaction before the interested shareholder attains 10% ownership. An "issuing public corporation" is defined as an Ohio corporation with 50 or more shareholders that has its principal place of business, principal executive offices, or substantial assets within the State of Ohio, and as to which no close corporation agreement exists. Examples of transactions regulated by the Merger Moratorium Act provisions include the disposition of assets, mergers and consolidations, voluntary dissolutions, and the transfer of shares ("Moratorium Transactions").

        Subsequent to the three-year period, a Moratorium Transaction may take place provided that certain conditions are satisfied, including (a) the board of directors approves the transaction, (b) the transaction is approved by the holders of shares with at least two-thirds of the voting power of the corporation (or a different proportion set forth in the articles of incorporation), including at least a majority of the outstanding shares after excluding shares controlled by the interested shareholder, or (c) the business combination results in shareholders, other than the interested shareholder, receiving a fair price plus interest for their shares. The Merger Moratorium Act provisions are applicable to all corporations formed under Ohio law, but a corporation may elect not to be covered by the Merger Moratorium Act provisions, or subsequently elect to be covered, with an appropriate amendment to its articles of incorporation. FirstMerit has not taken any such corporate action to opt out of the Merger Moratorium Act.

        OHIO "ANTI-GREENMAIL" STATUTE. Pursuant to the Ohio "Anti-Greenmail" Statute, a public corporation formed in Ohio may recover profits that a shareholder makes from the sale of the corporation's securities within 18 months after making a proposal to acquire control or publicly disclosing the possibility of a proposal to acquire control. The corporation may not, however, recover from a person who proves either (i) that his sole purpose in making the proposal was to succeed in acquiring control of the corporation and there were reasonable grounds to believe that he would acquire control of the corporation or (ii) that his purpose was not to increase any profit or decrease any loss in the stock. Also, before the corporation may obtain any recovery, the aggregate amount of the profit realized by such person must exceed $250,000. Any shareholder may bring an action on behalf of the corporation if a corporation refuses to bring an action to recover these profits. The party bringing such an action may recover his attorneys' fees if the court having jurisdiction over such action orders recovery of any profits. An Ohio corporation may elect not to be covered by the "anti-greenmail" statute with an appropriate amendment to its articles of incorporation, but FirstMerit has not taken any such corporate action to opt out of the statute.

        CONTROL BID PROVISIONS OF THE OHIO SECURITIES ACT. Ohio law further requires that any offeror making a control bid for any securities of a "subject company" pursuant to a tender offer must file information specified in the Ohio Securities Act with the Ohio Division of Securities when the bid commences. The Ohio Division of Securities must then decide whether it will suspend the bid under the statute. If it does so, it must make a determination within three calendar days after the hearing has been completed, and no later than 14 calendar days after the date on which the suspension is imposed. For this purpose, a "control bid" is the purchase of, or an offer to purchase, any equity security of a subject company from a resident of Ohio that would, in general, result in the offeror acquiring 10% or more of the outstanding shares of such company. A "subject company" includes any company with both (a) its principal place of business or principal executive office in Ohio or assets located in Ohio with a fair market value of at least $1,000,000 and (b) more than 10% of its record or beneficial equity security holders are resident in Ohio, more than 10% of its equity securities are owned of record or beneficially by Ohio residents, or more than 1,000 of its record or beneficial equity security holders are resident in Ohio.

        BANK HOLDING COMPANY ACT. The Bank Holding Company Act ("BHCA") requires the prior approval of the Board of Governors of the Federal Reserve System in any case where a bank holding company proposes to acquire direct or indirect ownership or control of more than 5% of the voting shares of any bank that is not already majority-owned by it, to acquire all or substantially all of the assets of another bank or bank holding company, or to merge or consolidate with any other bank holding company. Section 4 of the BHCA also prohibits a bank holding company, with certain exceptions, from acquiring more than 5% of the voting shares of any company that is not a bank and from engaging in any business other than banking or managing or controlling banks.

DIVIDENDS

        An Ohio corporation may pay dividends out of surplus, however created, but must notify its shareholders if a dividend is paid out of capital surplus. The ability of FirstMerit to pay cash dividends to its shareholders is largely dependent on the amount of dividends which may be declared and paid to it by its subsidiaries. There are a number of statutory and regulatory requirements applicable to the payment of dividends by banks, savings associations and bank holding companies.

TRANSFER AGENT

        FirstMerit's transfer agent is FirstMerit Bank, N.A., Corporate Trust Department, 121 South Main Street, Suite 200, Akron, Ohio 44308-1444; telephone number (330) 384-7202.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits

                  1 Form of Underwriting Agreement between McDonald & Company Securities, Inc., Keefe, Bruyette & Woods, Inc. and FirstMerit Corporation


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FIRSTMERIT CORPORATION


Dated:  September 10, 1998                    By: /s/ Terry E. Patton
                                                  ------------------------------
                                                    Terry E. Patton, Secretary

                             FIRSTMERIT CORPORATION
                           CURRENT REPORT ON FORM 8-K


                                INDEX OF EXHIBITS


                  EXHIBIT

                  1 Form of Underwriting Agreement between McDonald & Company Securities, Inc., Keefe, Bruyette & Woods, Inc. and FirstMerit Corporation